Exhibit 21

Dell Inc. Subsidiary List

Europe, Middle East and Africa	Jurisdiction

Abu Dhabi Branch of PSC Healthcare Software, Inc.	Abu Dhabi
Dell Gesm.b.H.	Austria
Dell FZ-LLC — Bahrain Branch	Bahrain
Dell N.V.	Belgium
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria
Dell Emerging Markets (EMEA) Limited — Representative Office (Republic of Croatia)	Croatia
Dell Computer spol. sro.	Czech Republic
Perot Systems (Czech Republic) s.r.o.	Czech Republic
Dell A/S	Denmark
Dell Emerging Markets (EMEA) Limited — Egypt Representative Office	Egypt
Perot Systems Europe Limited	England and Wales
Perot Systems (UK) Ltd.	England and Wales
Oy Dell A.B.	Finland
26éme Avenue SAS	France
Dell International Holdings SAS	France
Dell S.A.	France
SCI New-Tech	France
SCI Siman	France
Perot Systems S.A.S.	France
Dell GmbH	Germany
Dell Halle GmbH	Germany
Perot Systems GmbH	Germany
HighQIT for the Manufacturing Industry GmbH	Germany
Fleetwood Personal & Marketing GmbH	Germany
Perot Systems (Germany) GmbH	Germany
Dell Distribution (EMEA) Limited External Company (Ghana)	Ghana
Dell Technology Products and Services S.A	Greece
Dell DFS Holdings Kft.	Hungary
Dell Emerging Markets (EMEA) Limited Magyarorszagi Kereskedelmi Kepviselet — Rep. Office	Hungary
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell International Holdings Kft.	Hungary
Perot Systems TSI (Hungary) Liquidity Management LLC	Hungary
Alienware Limited	Ireland
Dell Direct	Ireland
Dell International Holdings XI	Ireland
Dell Products	Ireland
Dell Products Manufacturing	Ireland
Dell Research	Ireland
Original Solutions Limited	Ireland
Persys Ireland Limited	Ireland

Europe, Middle East and Africa	Jurisdiction

Persys TSI (Ireland) Limited	Ireland
Dell Technology & Solutions Israel Ltd.	Israel
Dell S.p.A.	Italy
Dell Services S.r.l.	Italy
Perot Systems S.r.l.	Italy
Dell Emerging Markets (EMEA) Limited — Representative Office (Jordan)	Jordan
Jordan Branch of Perot Systems Europe Limited	Jordan
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited Representative Office — Lebanon	Lebanon
Dell SA	Luxembourg
Perot Systems TSI (Mauritius) Pvt. Ltd.	Mauritius
Dell Distribution Maroc (Succ)	Morocco
Dell SAS	Morocco
Dell Asia B.V.	Netherlands
Dell B.V.	Netherlands
Dell Global B.V.	Netherlands
Dell Global Holdings I BV	Netherlands
Dell Global Holdings II BV	Netherlands
Dell Global Holdings III BV	Netherlands
Dell Global International B.V.	Netherlands
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell International Holdings XII Coöperatoef U.A.	Netherlands
Dell Products (Europe) B.V.	Netherlands
Dell Taiwan B.V.	Netherlands
DIH VI CV	Netherlands
DIH VII CV	Netherlands
DIH VIII CV	Netherlands
DIH IX CV	Netherlands
Perot Systems B.V.	Netherlands
Perot Systems Nederland B.V.	Netherlands
Perot Systems Investments B.V.	Netherlands
Perot Systems TSI (Netherlands) B.V.	Netherlands
Dell Technology & Solutions (Nigeria) Limited	Nigeria
Dell Corporation Limited — Northern Ireland Place of Business	Northern Ireland
Dell A.S.	Norway
Dell Products (Poland) Sp. z o.o.	Poland
Dell Sp.z.o.o.	Poland
Dell Computer Holding I, SGPS, Unipessoal Lda	Portugal
Dell Computer Holding II, SGPS, Unipessoal Lda	Portugal
Dell Computer International (II) — Comercio de Computadores Sociedade Unipessoal Lda	Portugal
Dell III — Comercio de Computadores, Unipessoal LDA	Portugal

Europe, Middle East and Africa	Jurisdiction

Dell Emerging Markets (EMEA) Limited — Representative Office	Romania
Perot Systems Romania SRL	Romania
Dell Emerging Market (EMEA) Ltd (Russia Representative Office)	Russia
Dell L.L.C.	Russia
Branch of Dell (Free Zone Company L.L.C.)	Saudi Arabia
Dell s.r.o.	Slovakia
Perot Systems (Slovakia) s.r.o.	Slovakia
Dell Computer (Proprietary) Ltd	South Africa
Dell Computer S.A.	Spain
Dell A.B.	Sweden
Dell International Holdings Kft. — Zurich Branch	Switzerland
Dell S.A.	Switzerland
Perot Systems A.G.	Switzerland
Queequeg A.G.	Switzerland
Perot Systems (Switzerland) GmbH	Switzerland
Dell Emerging Markets (EMEA) Limited — Turkey (Istanbul) Liaison Office	Turkey
Dell Teknoloji Limited Şirketi	Turkey
Dell FZ — LLC	U.A.E.
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
Dell Emerging Markets (EMEA) Limited — Representative Office Ukraine	Ukraine
LLC Dell Ukraine	Ukraine
Perot Systems TSI (Middle East) FZ-LLC	United Arab Emirates
Bracknell Boulevard Management Company Limited	United Kingdom
Dell Computer EEIG	United Kingdom
Dell Corporation Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Solutions (UK) Limited	United Kingdom
The Networked Storage Company Limited	United Kingdom

Asia-Pacific/Japan	Jurisdiction

Alienware Corporation (Pacific Rim), Pty Ltd.	Australia
Dell Australia Pty. Limited	Australia
Australia Branch of Perot Systems (Singapore) Pte. Ltd.	Australia
Dell (China) Co., Ltd., Guangzhou Liaison Office	China
Dell (China) Company Limited	China
Dell (China) Company Limited, Beijing Branch	China
Dell (China) Company Limited, Beijing Liaison Office	China
Dell (China) Company Limited, Chengdu Liaison Office	China
Dell (China) Company Limited, Chengdu Branch	China
Dell (China) Company Limited, Dalian Branch	China
Dell (China) Company Limited, Guangzhou Branch	China
Dell (China) Company Limited, Hangzhou Liaison Office	China
Dell (China) Company Limited, Nanjing Liaison Office	China
Dell (China) Company Limited, Shanghai Branch	China

Asia-Pacific/Japan	Jurisdiction

Dell (China) Company Limited, Shanghai Liaison Office	China
Dell (China) Company Limited, Shenzhen Liaison Office	China
Dell (China) Company Limited, Xiamen Branch	China
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited, Dalian Branch	China
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited, Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited, Shenzhen Liaison Office	China
Perot Systems (Shanghai) Consulting Co., Limited	China
Perot Systems (Shanghai) Consulting Co., Ltd.	China
Dell Hong Kong Limited	Hong Kong
Hong Kong Branch of Perot Systems (Singapore) Pte. Ltd.	Hong Kong
ACS (India) Limited	India
Dell India Private Ltd.	India
Dell International Services India Private Limited	India
Perot Systems TSI (India) Private Limited	India
Perot Systems Business Process Solutions India Private Limited	India
Perot Systems India Foundation	India
Dell Global BV (Indonesia Representative Office)	Indonesia
PT Dell Indonesia	Indonesia
Dell Japan Inc.	Japan
EqualLogic Japan Company Limited	Japan
Perot Systems (Japan) Ltd.	Japan
Dell Asia Pacific Sdn.	Malaysia
Dell Global Business Center Sdn. Bhd	Malaysia
Dell Global Procurement Malaysia Sdn. Bhd.	Malaysia
Dell Sales Malaysia Sdn Bhd	Malaysia
Perot Systems (Malaysia) Sdn. Bhd.	Malaysia
Dell New Zealand Limited	New Zealand
Dell Asia Pacific Sdn Bhd (Pakistan Liaison Office)	Pakistan
Dell Global BV (Pakistan Liaison Office)	Pakistan
Dell Asia Pacific Sdn. Philippines Representative Office	Philippines
Dell Catalog Sales L.P. — Rep Office	Philippines
Dell Global BV (Philippines Representative Office)	Philippines
Dell International Services Philippines Inc.	Philippines
Perot Systems Philippines, Inc.	Philippines
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pte. Ltd.	Singapore
Dell Global B.V., Singapore Branch	Singapore
Dell Global Pte. Ltd.	Singapore
Dell Singapore Pte. Ltd.	Singapore
Perot Systems Holdings Pte. Ltd	Singapore
Perot Systems (Singapore) Pte. Ltd.	Singapore
Perot Systems Holdings Pte. Ltd.	Singapore

Asia-Pacific/Japan	Jurisdiction

Dell International Inc.	South Korea
Dell Asia B.V., Taiwan Branch	Taiwan
Dell B.V., Taiwan Branch	Taiwan
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell (Thailand) Co., Ltd.	Thailand
Dell Global BV (Vietnam Representative Office)	Vietnam

Other U.S. Entities	Jurisdiction

Health Systems Design Corp.	California
Kay Software, Inc.	California
Bracknell Boulevard (Block C) L.L.C.	Delaware
Bracknell Boulevard (Block D) L.L.C.	Delaware
DCC Executive Security Inc.	Delaware
Dell America Latina Corp.	Delaware
Dell Asset Revolving Trust	Delaware
Dell Asset Securitization GP L.L.C.	Delaware
Dell Asset Securitization Holding L.P.	Delaware
Dell Colombia Inc.	Delaware
Dell Conduit Funding L.P.	Delaware
Dell Conduit GP L.L.C.	Delaware
Dell DFS Corporation	Delaware
Dell DFS Holdings L.L.C.	Delaware
Dell Equipment Funding L.P.	Delaware
Dell Equipment GP L.L.C	Delaware
Dell Federal Systems Corporation	Delaware
Dell Federal Systems GP L.L.C.	Delaware
Dell Federal Systems LP L.L.C.	Delaware
Dell Financial Services L.L.C.	Delaware
Dell Global Holdings IV L.L.C.	Delaware
Dell Global Holdings L.L.C.	Delaware
Dell Global Holdings IX L.L.C.	Delaware
Dell International Holdings I L:.L.C	Delaware
Dell International L.L.C.	Delaware
Dell Marketing Corporation	Delaware
Dell Marketing GP L.L.C.	Delaware
Dell Marketing LP L.L.C.	Delaware
Dell Marketing USA GP L.L.C.	Delaware
Dell Marketing USA LP L.L.C.	Delaware
Dell Products Corporation	Delaware
Dell Products GP L.L.C.	Delaware
Dell Products LP L.L.C.	Delaware
Dell Protective Services Inc.	Delaware
Dell Receivables Corporation	Delaware
Dell Receivables GP L.L.C.	Delaware

Other U.S. Entities	Jurisdiction

Dell Receivables LP L.L.C.	Delaware
Dell Revolver Company L.P.	Delaware
Dell Revolver GP. L.L.C.	Delaware
Dell USA Corporation	Delaware
Dell USA GP L.L.C.	Delaware
Dell USA LP L.L.C.	Delaware
Dell World Trade Corporation	Delaware
Dell World Trade GP L.L.C.	Delaware
Dell World Trade LP L.L.C.	Delaware
DFS Equipment General Partner L.L.C.	Delaware
DFS Funding L.L.C.	Delaware
DFS-SPV L.L.C.	Delaware
License Technologies Group, Inc.	Delaware
Plural Acquisition I, Inc.	Delaware
Dell Global Holdings VI L.L.C.	Delaware
Dell Global Holdings VII L.L.C.	Delaware
Dell Global Holdings VIII L.L.C	Delaware
Perot Systems Corporation	Delaware
Perot Systems Government Solutions, Inc.	Delaware
Perot Systems Government Healthcare Solutions, Inc.	Delaware
perot.com inc.	Delaware
Perot Systems Application Solutions Inc.	Delaware
PS eServe Corp.	Delaware
Solutions Consulting LLC	Delaware
Perot Systems Communications Services, Inc.	Delaware
Perot Systems Healthcare Services LLC	Delaware
PSC Healthcare Software, Inc.	Delaware
The Technical Resource Connection, Inc.	Delaware
Vision Business Process Solution, Inc.	Delaware
Perot Systems Revenue Cycle Solutions, Inc.	Delaware
Hospital Revenue Associates LLC	Delaware
PS BP Services LLC	Delaware
Perot Systems BPS, LLC	Delaware
PSC LP Corporation	Delaware
PSC GP Corporation	Delaware
KACE Networks, Inc.	Delaware
Alienware Corporation	Florida
ASAP Software Express Inc.	Illinois
QSS Group, Inc.	Maryland
Perot Systems Healthcare Solutions, Inc.	Massachusetts
Technical Management, Inc.	Nebraska
Transaction Applications Group, Inc.	Nebraska
Third Party Administration Group, Inc.	Nebraska
Dell Funding L.L.C.	Nevada

Other U.S. Entities	Jurisdiction

Dell Revolver Funding L.L.C.	Nevada
PrSM Corporation	Tennessee
Dell Computer Holdings L.P.	Texas
Dell Federal Systems L.P.	Texas
Dell Marketing L.P.	Texas
Dell Marketing USA L.P.	Texas
Dell Products L.P.	Texas
Dell Receivables L.P.	Texas
Dell USA L.P.	Texas
Dell World Trade L.P.	Texas
Perot Systems Business Process Solutions, Inc.	Texas
Perot Systems FS Limited Partnership	Texas
PSC Management Limited Partnership	Texas
Protega Services, LLC	Virginia
Perot Systems Government Services, Inc.	Virginia

International Americas	Jurisdiction

Dell America Latina Corp., Argentina Branch	Argentina
Dell Export Sales Corporation	Barbados
Perot Systems TSI (Bermuda) Ltd.	Bermuda
TXZ Holding Company Limited	Bermuda
Dell Computadores do Brasil Ltda.	Brazil
EqualLogic Canada	Canada
Canada Branch of Perot Systems Healthcare Solutions, Inc.	Canada
Canada Branch of Perot Systems Corporation	Canada
Dell Global Holdings Ltd.	Cayman Islands
Dell Global Holdings III L.P.	Cayman Islands
Dell Computer de Chile Ltda.	Chile
Dell Colombia Inc., Colombia Branch	Colombia
Alienware Latin America, S.A	Costa Rica
Dell Technology Services Inc. S.R.L	Costa Rica
Dell Ecuador Cia Ltda	Ecuador
Dell Guatemala Ltda	Guatemala
Dell Honduras S de RL de CV	Honduras
Dell Computer Services de Mexico SA de CV	Mexico
Dell Mexico, S.A. de C.V.	Mexico
Perot Systems Mexico, S. de R.L. de C.V.	Mexico
Perot Systems Services Mexico, S.C	Mexico
Dell Canada Inc.	Ontario, Canada
Dell Panama S. de R.L	Panama
Dell Perú, SAC	Peru
Dell Puerto Rico Corp.	Puerto Rico
Dell Quebec Inc.	Quebec
Perot Systems (Canada) Corporation	Toronto, Canada
Dell Trinidad and Tobago Limited	Trinidad and Tobago
Corporacion Dell de Venezuela SA	Venezuela